UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2016

ARMOUR RESIDENTIAL REIT, INC.

 (Exact name of registrant as specified in its charter)

Maryland	001-34766	26-1908763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of principal executive offices)	(Zip Code)

(772) 617-4340

 (Registrant’s telephone number, including area code)

Copies to:

Bradley D. Houser, Esq.

Christina C. Russo, Esq.

Akerman LLP

Three Brickell City Centre

98 Southeast Seventh Street

Miami, Florida 33131

Tel: (305) 374-5600

Fax: (305) 374-5095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On April 1, 2016, ARMOUR Residential REIT, Inc. (“ARMOUR”) and JAVELIN Mortgage Investment Corp. (“JAVELIN”) issued a press release announcing that the Circuit Court for Baltimore City has denied the motion seeking to enjoin ARMOUR’s completion of its previously announced tender offer to purchase, through its newly formed subsidiary, JMI Acquisition Corporation (“Acquisition”), all of the outstanding shares of common stock of JAVELIN (“JAVELIN Common Stock”) for $7.18 per share in cash (the “Tender Offer”). The Court’s order, entered in a putative class action captioned Stourbridge Investments Ltd. v. Staton, et al., (Case No. 24C16001542), denied a request for a preliminary injunction.

The Tender Offer is ongoing and will expire at 11:59 P.M., New York City time, on April 1, 2016, unless it is extended.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the Tender Offer to buy shares of JAVELIN Common Stock may be made only pursuant to the terms and conditions of the Offer to Purchase, dated March 7, 2016 (as amended and supplemented from time to time, the “Offer to Purchase”), and related Letter of Transmittal that accompanies the Offer to Purchase (the “Letter of Transmittal”) and other related Tender Offer materials. The Tender Offer is made solely by the Offer to Purchase and the related Letter of Transmittal. ARMOUR has filed with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, as amended and supplemented from time to time, that includes the Offer to Purchase and the related Letter of Transmittal and other documents relating to the Tender Offer. In addition, JAVELIN has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9, as amended and supplemented from time to time, that describes, among other things, the unanimous recommendation of JAVELIN’s board of directors that JAVELIN’s stockholders tender their shares in the Tender Offer. The documents filed with the SEC contain important information, and JAVELIN stockholders are urged to read them, all amendments and supplements thereto, and the exhibits to them in their entirety in connection with their decision whether to tender their shares. In addition, all of these materials (and all other materials filed by ARMOUR with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the Offer to Purchase, the related Letter of Transmittal and other offering documents will be made available by ARMOUR when available at its website at www.armourreit.com. Investors and security holders may also obtain free copies of the documents filed with the SEC by JAVELIN when available at its website at www.javelinreit.com or by calling (888) 991-1294.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
99.1	Press Release, dated April 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2016

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ James R. Mountain

Name: James R. Mountain

Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description of Document
99.1	Press Release, dated April 1, 2016.